SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


        Date of Report: May 24, 1996
- ---------------------------------------------
     (Date of earliest event reported)



                         NationsLink Funding Corporation
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             (Exact name of registrant as specified in its charter)

               Delaware               33-80625              56-1950039
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           (State or Other           (Commission          (I.R.S. Employer
           Jurisdiction of          File Number)            Identification No.)
            Incorporation)

             100 North Tryon Street, Charlotte, North Carolina 28255
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               (Address of Principal Executive Office) (Zip Code)



       Registrant's telephone number, including area code: (704) 386-5000



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Item 5. Other Events.

     On May 16, 1996, NationsLink Funding Corporation (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of May 1, 1996 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, AMRESCO Management, Inc., as master servicer and as special servicer, NationsBanc Mortgage Capital Corporation, as REMIC administrator, and The Chase Manhattan Bank, N.A., as trustee, of NationsLink Funding Corporation Commercial Mortgage Pass-Through Certificates, Series 1996-1, issued in fourteen classes. The Class A-1, Class A-2, Class A-3, Class B, Class C, Class D and Class E Certificates (the "Publicly Offered Certificates") were sold to NationsBanc Capital Markets, Inc. ("NCMI") pursuant to an Underwriting Agreement, dated May 2, 1996, between the Company and NCMI. The Class IO, Class F, Class G, Class H and Class UR Certificates (the "Privately Placed Certificates") are being sold to unaffiliated investors by NCMI, as placement agent on behalf of the Company, pursuant to a Private Placement Agency Agreement, dated May 15, 1996, between the Company and NCMI. The Class R and Class LR Certificates were retained by the Company. The Publicly Offered Certificates had an aggregate principal balance as of May 1, 1996 of $287,149,271 and the Privately Placed Certificates had an aggregate principal balance as of May 1, 1996 of $35,490,360.

     Capitalized terms used and not defined herein have the meanings given to them in the Pooling and Servicing Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibits

Exhibit No.  Description

1            Pooling and Servicing Agreement, dated as of May 1, 1996.

2            Opinion of Cadwalader, Wickersham & Taft as to certain tax matters.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                        NATIONSLINK FUNDING CORPORATION


                                        By: /s/James Sherrill
                                            ---------------------
                                            James Sherrill
                                            Vice President

Date:  May 24, 1996

                                  Exhibit Index

                        Item 601(a) of Regulation
                             S-K Exhibit No.
     Exhibit No.                                           Description

          1                         4           Pooling and Servicing Agreement.

          2                         8           Opinion  of  Cadwalader,
                                                Wickersham  &  Taft  as to
                                                certain tax matters.